PUTNAM VARIABLE TRUST                                           68984 1/01

Prospectus Supplement
dated January 16, 2001 to:
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Prospectuses dated April 30, 2000

In the section entitled "Who manages the funds?," the paragraph immediately preceding the chart indicating the officers and advisor teams of Putnam Investment Management, LLC (Putnam Management) that have primary responsibility for the day-to-day management of the portfolios of the funds, and the chart entries with respect to Putnam VT Utilities Growth and Income Fund (to the extent that this prospectus otherwise offers that fund) are replaced with the following:

The following officers and advisor teams of Putnam Management have primary responsibility for the day-to-day management of the relevant fund's portfolio. Each officer's length of service to the relevant fund and the officer's experience as portfolio manager or investment analyst over at least the last five years are shown.

Manager                  Since    Experience
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Putnam VT Utilities Growth and Income Fund

Krishna K. Memani        1999     1998-Present         Putnam Management
Managing Director                 Prior to
                                  September 1998       Morgan Stanley & Co.
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Kevin M. Divney          2001     1997-Present         Putnam Management
Senior Vice President             Prior to July 1997   Franklin Portfolio

The Credit Team